CERTIFICATION FILED AS EXHIBIT 12(B) TO FORM N-CSR

Name of Issuer:	MANAGERS TRUST I: MANAGERS AMG FQ U.S. EQUITY FUND, MANAGERS AMG FQ TAX-MANAGED U.S. EQUITY FUND, MANAGERS AMG FQ GLOBAL ALTERNATIVES FUND, MANAGERS AMG FQ GLOBAL ESSENTIALS FUND, MANAGERS FRONTIER SMALL CAP GROWTH FUND, MANAGERS MICRO-CAP FUND, MANAGERS REAL ESTATE SECURITIES FUND, MANAGERS PIMCO BOND FUND, MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND AND MANAGERS AMG TSCM GROWTH EQUITY FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated: January 9, 2012	/s/ Keitha L. Kinne
Keitha L. Kinne
Chief Operating Officer

CERTIFICATION FILED AS EXHIBIT 12(B) TO FORM N-CSR

Name of Issuer:	MANAGERS TRUST I: MANAGERS AMG FQ U.S. EQUITY FUND, MANAGERS AMG FQ TAX-MANAGED U.S. EQUITY FUND, MANAGERS AMG FQ GLOBAL ALTERNATIVES FUND, MANAGERS AMG FQ GLOBAL ESSENTIALS FUND, MANAGERS FRONTIER SMALL CAP GROWTH FUND, MANAGERS MICRO-CAP FUND, MANAGERS REAL ESTATE SECURITIES FUND, MANAGERS PIMCO BOND FUND, MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND AND MANAGERS AMG TSCM GROWTH EQUITY FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated: January 9, 2012	/s/ Donald S. Rumery
Donald S. Rumery
Chief Financial Officer